UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 25, 2026
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

In connection with Honeywell International Inc.’s (the “Company”) previously announced plan to spin off its Aerospace Technologies business into an independent, publicly traded company (the “Spin-Off”), the Company entered into certain agreements, more fully described below, that set forth certain terms and conditions of the Spin-Off and provide a framework for the Company’s relationship with Honeywell Aerospace Inc. (“Honeywell Aerospace”) following the Spin-Off, including the allocation between the Company and Honeywell Aerospace of the Company’s and Honeywell Aerospace’s assets, liabilities and obligations. On June 25, 2026, the Company entered into a Trademark License Agreement (as described below) with Honeywell Aerospace and Honeywell Aerospace IP Holdings Inc., a wholly owned subsidiary of Honeywell Aerospace. On June 29, 2026, the Company entered into certain other definitive agreements with Honeywell Aerospace, including a Separation and Distribution Agreement and a Tax Matters Agreement (each as described below).

Immediately prior to the consummation of the Spin-Off, Honeywell Aerospace was a wholly owned subsidiary of the Company. Effective as of 12:01 a.m., New York City time, on June 29, 2026, the Company completed the Spin-Off through a pro rata distribution (the “Distribution”) of all of the issued and outstanding shares of common stock of Honeywell Aerospace, par value $0.01 per share (the “Aerospace Common Stock”), to the holders of record of the issued and outstanding shares of common stock of the Company, par value $1.00 per share (the “Company Common Stock”), on the basis of one share of Aerospace Common Stock for every two shares of Company Common Stock held by such Company shareowners as of the close of business on June 15, 2026, which is the record date for the Distribution. Honeywell Aerospace is now an independent public company, and Aerospace Common Stock will commence trading “regular way” under the symbol “HONA” on the Nasdaq Stock Market LLC (“Nasdaq”) on June 29, 2026, with the CUSIP number 43849R105. The Company now operates as Honeywell Technologies.

The Company did not issue fractional shares of Aerospace Common Stock in connection with the Distribution. Instead, the distribution agent will aggregate fractional shares into whole shares, sell the whole shares in the open market at prevailing market prices and distribute the aggregate cash proceeds (net of discounts and commissions) of the sales pro rata (based on the fractional share a holder would otherwise be entitled to receive) to each holder who otherwise would have been entitled to receive a fractional share in the Distribution. Recipients of cash in lieu of fractional shares will not be entitled to any interest on the amounts paid in lieu of fractional shares. Following the Spin-Off, the Company does not beneficially own any shares of Aerospace Common Stock and will no longer consolidate Honeywell Aerospace within the Company’s financial results.

Separation and Distribution Agreement

The Separation and Distribution Agreement sets forth, among other things, the Company’s agreement with Honeywell Aerospace regarding the principal actions to be taken in connection with the Spin-Off. It also sets forth certain other terms and conditions of the Company’s ongoing relationship with Honeywell Aerospace after the completion of the Spin-Off. A summary of certain terms and conditions of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Separation Agreement” in Honeywell Aerospace’s Information Statement (the “Information Statement”), which is included as Exhibit 99.1 to Honeywell Aerospace’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 15, 2026. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated into this Item 1.01 by reference.

Tax Matters Agreement

The Tax Matters Agreement governs the Company’s and Honeywell Aerospace’s respective rights, responsibilities and obligations with respect to taxes (including responsibility for taxes, entitlement to refunds, allocation of tax attributes, preparation of tax returns, control of tax contests and other tax matters). The Tax Matters Agreement provides special rules that allocate tax liabilities in the event either (i) the share distribution, together with certain related transactions, fails to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended, or (ii) any internal reorganization transaction that is intended to qualify as a transaction that is generally tax-free fails to so qualify. A summary of certain terms and conditions of the Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Tax Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Trademark License Agreement
Pursuant to the Trademark License Agreement, the Company granted to Honeywell Aerospace IP Holdings Inc. (the "Licensee"), a wholly owned subsidiary of Honeywell Aerospace, a license to use “Honeywell Aerospace” and certain other trademarks in its operation of the Aerospace business, and the Licensee may sublicense such rights to Honeywell Aerospace and certain of its subsidiaries, subject to certain restrictions. The agreement includes exclusivity terms with respect to the use of “Honeywell Aerospace” and certain other uses, subject to certain exceptions, including exceptions permitting the Company to continue to market and sell products and services under the “Honeywell” mark. The Trademark License Agreement includes customary quality control provisions to protect and preserve the goodwill associated with “Honeywell” and the other licensed marks. In exchange, Honeywell Aerospace will pay the Company certain fees to use such trademarks in its operation of the Aerospace business over a specified period. A summary of certain terms and conditions of the Trademark License Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Trademark License Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trademark License Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.

Item 2.01    Completion of Material Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K and the Separation and Distribution Agreement attached hereto as Exhibit 2.1 are incorporated into this Item 2.01 by reference.

Item 2.02    Results of Operations and Financial Condition.

In connection with the completion of the Spin-Off, the Company’s Aerospace Technologies business will be reported as discontinued operations beginning in the third quarter of 2026, and retrospectively for all comparative periods reported. Corporate expenses historically allocated to Aerospace Technologies and not eligible to be part of discontinued operations are now included in Corporate and All Other in the supplemental information furnished herewith.

Attached as Exhibit 99.2 is a supplemental schedule containing unaudited segment information for the three month period ended March 31, 2026, the three month periods ended March 31, June 30, September 30, and December 31 in each of 2025 and 2024, and the years ended December 31, 2025 and 2024, recast on the basis of the presentation of the Aerospace Technologies business as discontinued operations beginning with the quarter ended September 30, 2026. The historical financial information also reflects the removal of the previously consolidated results of Quantinuum Inc. (“Quantinuum”), as Quantinuum no longer meets the definition of an operating segment following the deconsolidation of Quantinuum in the second quarter of 2026.

To provide supplemental historical information on a basis consistent with the Spin-Off, Exhibit 99.2 includes certain non-GAAP supplemental historical business segment information to reflect the retrospective impacts of the Aerospace Technologies business which will be reported as discontinued operations.

The supplemental unaudited historical business segment information contained in Exhibit 99.2 does not represent a restatement or reissuance of previously issued financial statements and does not revise or update the Company’s previously reported consolidated results. The information furnished pursuant to this Item 2.02, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2026.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of Section 18, and shall not be deemed to be incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026, Mr. James Currier resigned as an executive officer of the Company, effective as of immediately prior to and conditioned upon the consummation of the Spin-Off. Mr. Currier’s decision to resign as an executive officer of the Company follows the earlier announcement that he will serve as the President and Chief Executive Officer of Honeywell Aerospace.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At 12:02 a.m., New York City time, on June 29, 2026, the previously announced reverse stock split of Company Common Stock became effective. As a result of the reverse stock split, every two shares of Company Common Stock issued and outstanding or held by Honeywell as treasury shares were automatically combined into one share of Company Common Stock and the number of authorized shares of Company Common Stock was reduced from 2 billion to 1 billion. The reverse stock split was effectuated by a certificate of amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, which the Company filed with the Secretary of State of the State of Delaware on June 26, 2026. The Company Common Stock will be trading on a split-adjusted basis on Nasdaq at the commencement of trading on June 29, 2026 under the Company’s existing trading symbol “HON”. The new CUSIP number for the Company Common Stock is 438516205.

No fractional shares were issued in connection with the reverse stock split. As soon as practicable after the effective time of the reverse stock split, the Company’s transfer agent will aggregate any fractional shares into whole shares and sell the whole shares at the then-prevailing trading prices in the open market on behalf of those shareowners who would otherwise be entitled to receive a fractional share, and after the Company’s transfer agent’s completion of such sale, such shareowners will receive a cash payment (without interest or deduction) from the Company’s transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of such shareowners’ stock certificates.

If any shareowner’s shares of Company Common Stock are held in certificated form, that shareowner will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how the shareowner may exchange its certificates representing the pre-split shares of Company Common Stock for a statement of holding (as described below). When a shareowner submits its stock certificates, the post-split shares of Company Common Stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, that shareowner will receive a statement of holding that indicates the number of post-split shares of Company Common Stock held in book-entry form. The Company will no longer issue physical stock certificates, unless a stock certificate is specifically requested by a shareowner in accordance with the Company’s By-laws. In addition, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding equity awards to purchase shares of Honeywell common stock, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plan will be reduced proportionately.

The above description of the Certificate of Amendment is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 7.01    Regulation FD Disclosure.

On June 29, 2026, the Company issued a press release announcing, among other things, the completion of the Spin-Off and the effectiveness of the reverse stock split of the Company Common Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be deemed to be incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026;

•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2026 and each of the years ended December 31, 2025, 2024 and 2023; and

•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
2.1	Separation and Distribution Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Honeywell International Inc.
10.1	Tax Matters Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.#
10.2	Trademark License Agreement, dated as of June 25, 2026, by and between Honeywell International Inc., Honeywell Aerospace IP Holdings Inc., and Honeywell Aerospace Inc.#
99.1	Press Release of Honeywell International Inc., dated as of June 29, 2026 (furnished pursuant to Item 7.01 hereof)
99.2	Supplemental unaudited historical business segment information (furnished pursuant to Item 2.02 hereof)
99.3	Honeywell International Inc. Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

# Schedules and/or exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 29, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary